EXHIBIT 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Lightstone Value Plus Real Estate Investment Trust, Inc

We hereby consent to the use in this Post Effective Amendment No. 11 to the Registration Statement on Form S-11 (No. 333-117367) of Lightstone Value Plus Real Estate Investment Trust, Inc. of our report dated March 5, 2007, relating to the combined statement of revenues and certain operating expenses of LVP Oakview Strip Center LLC for the year ended December 31, 2005, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ The Schonbraun McCann Group LLP

The Schonbraun McCann Group LLP
New York, New York
March 21, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Lightstone Value Plus Real Estate Investment Trust, Inc

We hereby consent to the use in this Post Effective Amendment No. 11 to the Registration Statement on Form S-11 (No. 333-117367) of Lightstone Value Plus Real Estate Investment Trust, Inc. of our report dated March 19, 2007, relating to the statement of revenues and certain operating expenses of the joint venture investment in the sublease interest in the office building located at 1407 Broadway, New York, New York for the year ended December 31, 2005, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ The Schonbraun McCann Group LLP

The Schonbraun McCann Group LLP
New York, New York
March 21, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Lightstone Value Plus Real Estate Investment Trust, Inc

We hereby consent to the use in this Post Effective Amendment No. 11 to the Registration Statement on Form S-11 (No. 333-117367) of Lightstone Value Plus Real Estate Investment Trust, Inc. of our report dated March 20, 2007, relating to the combined statement of revenues and certain operating expenses of the Sealy industrial portfolio for the year ended December 31, 2006, which appear in such Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ The Schonbraun McCann Group LLP

The Schonbraun McCann Group LLP
New York, New York
March 21, 2007